UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        February 27, 2007
                                                --------------------------------


                             BCAP LLC Trust 2007-AA1
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                         (Exact name of issuing entity)


                                    BCAP LLC
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              (Exact name of depositor as specified in its charter)


                                Barclays Bank PLC
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               (Exact name of sponsor as specified in its charter)


          Delaware                     333-133181-04              20-3375999
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(State or other jurisdiction      (Commission File Number        (IRS Employer
      of incorporation               of issuing entity)         Identification
        of depositor)                                          No. of depositor)


        200 Park Avenue, New York, New York                       10166
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(Address of principal executive offices of depositor)    (Zip Code of depositor)


Depositor's telephone number, including area code        (212) 412-4000
                                                 -------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On February 27, 2007, BCAP LLC (the "Depositor") caused the issuance of the BCAP LLC Trust 2007-AA1 Mortgage Pass-Through Certificates, Series 2007-AA1 (the "Certificates"). The Certificates were issued pursuant to a Trust Agreement, dated as of February 1, 2007 (the "Trust Agreement"), among the Depositor, as depositor, Wells Fargo Bank, National Association, as custodian, and Deutsche Bank National Trust Company, as trustee. The Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-M-1, Class I-M-2, Class I-M-3, Class I-M-4, Class I-M-5, Class I-M-6, Class I-M-7, Class I-M-8, Class II-A-1, Class II-A-2, Class II-M-1, Class II-M-2, Class II-M-3, Class II-M-4, Class II-M-5, Class II-M-6, Class II-M-7 and Class II-M-8 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $1,303,348,000, were sold to Barclays Capital Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of February 26, 2007, by and between the Depositor and the Underwriter.

      In connection with the issuance and sale to the Underwriter of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated as of February 27, 2007.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated as of February 27, 2007 (included as part of Exhibit 5).

Exhibit 23    Consent of Cadwalader, Wickersham & Taft LLP (included as part of
              Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: February 27, 2007                BCAP LLC



                                       By:   /s/ Tom Hamilton
                                          --------------------------------
                                          Name:  Tom Hamilton
                                          Title: Managing Director

                                INDEX TO EXHIBITS
                                -----------------


Item 601(a) of
Regulation S-K                                                    Paper (P) or
  Exhibit No.        Description                                  Electronic (E)
--------------       -----------------------------------------    --------------

5                    Legality Opinion of Cadwalader,                  (E)
                     Wickersham & Taft LLP, dated as of
                     February 27, 2007.

8                    Tax Opinion of Cadwalader, Wickersham            (E)
                     & Taft LLP, dated as of February 27,
                     2007 (included as part of Exhibit 5).

23                   Consent of Cadwalader, Wickersham &              (E)
                     Taft LLP (included as part of Exhibit 5).